SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 2, 2005

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2005, Amazon.com, Inc. announced its fourth quarter 2004 and year ended December 31, 2004 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding non-GAAP financial measures included in certain of Amazon.com’s public disclosures, including its fourth quarter 2004 and year ended December 31, 2004 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and
Chief Financial Officer

Dated: February 2, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 2, 2005 announcing Amazon.com, Inc.’s Fourth Quarter 2004 and Year Ended December 31, 2004 Financial Results.
99.2	Information Regarding Certain Non-GAAP Financial Measures.